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Exhibit 99.2

Supplemental Financial Information
For the three and nine months ended September 30, 2013

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital Information and Market Capitalization	2
Changes in Total Common and Equivalent Shares/Units	3
Financial Data	4-10
Unaudited Pro Rata Statement of Operations	5-6
Notes to Unaudited Pro Rata Statement of Operations	7
Unaudited Pro Rata Balance Sheet	8
Supplemental FFO Information	9
Capital Expenditures	10
Operational Data	11-25
Sales Per Square Foot	11
Sales Per Square Foot by Property Ranking	12-17
Occupancy	18
Average Base Rent Per Square Foot	19
Cost of Occupancy	20
Percentage of Net Operating Income by State	21
Property Listing	22-26
Joint Venture List	27-28
Debt Tables	29-31
Debt Summary	29
Outstanding Debt by Maturity Date	30-31
Development Pipeline Forecast	32
Corporate Information	33

        This Supplemental Financial Information should be read in connection with the Company's third quarter 2013 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date October 28, 2013) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of September 30, 2013, the Operating Partnership owned or had an ownership interest in 58 regional shopping centers and nine community/power shopping centers aggregating approximately 61 million square feet of gross leasable area ("GLA"). These 67 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company sold five properties in the second quarter of 2013: Redmond Town Center Office on May 29, 2013, Green Tree Mall on May 31, 2013, Northridge Mall and Rimrock Mall on June 4, 2013 and Kitsap Mall on June 12, 2013. The Company sold the retail component of Redmond Town Center on August 1, 2013. On September 30, 2013, the Company conveyed Fiesta Mall to the mortgage lender by a deed-in-lieu of foreclosure. The Company sold its 50% interest in Ridgmar Mall on October 8, 2013. These eight properties, collectively, the "2013 Disposition Centers" have been excluded from certain Non-GAAP operating measures in 2013, including Sales Per Square Foot, Occupancy, Average Base Rent Per Square Foot and Cost of Occupancy as well as our Property Listing at September 30, 2013.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2012, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	9/30/2013	12/31/2012	12/31/2011
	dollars in thousands, except per share data
Closing common stock price per share	$56.44	$58.30	$50.60
52 week high	$72.19	$62.83	$56.50
52 week low	$54.32	$49.67	$38.64
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	184,304	208,640
Common shares and partnership units	150,337,509	147,601,848	143,178,521

Total common and equivalent shares/units outstanding	150,521,813	147,786,152	143,387,161

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,266,595	$6,620,507	$5,903,805
Equity market capitalization	8,495,451	8,615,933	7,255,390

Total market capitalization	$14,762,046	$15,236,440	$13,159,195

Leverage ratio(a)	42.5%	43.5%	44.9%

(a)
Debt as a percentage of market capitalization.

Portfolio Capitalization at September 30, 2013

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2012	10,094,838	137,507,010	184,304	147,786,152

Conversion of partnership units to cash	(16,662)	—	—	(16,662)
Conversion of partnership units to common shares	(61,372)	61,372	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	200,000	60,021	—	260,021

Balance as of March 31, 2013	10,216,804	137,628,403	184,304	148,029,511

Conversion of partnership units to common shares	(595,493)	595,493	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	28,350	—	28,350
Common stock issued through ATM(a)	—	2,456,956	—	2,456,956

Balance as of June 30, 2013	9,621,311	140,709,202	184,304	150,514,817

Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	6,996	—	6,996

Balance as of September 30, 2013	9,621,311	140,716,198	184,304	150,521,813

(a)
During the second quarter of 2013, the Company issued 2,456,956 shares of common stock under its at-the-market ("ATM") program, in exchange for net proceeds of approximately $171.3 million.

        On the following pages, the Company presents its unaudited pro rata statement of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three and nine months ended September 30, 2013.

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Three Months Ended September 30, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$150,638	$(9,390)	$141,248	$51,574	$192,822
Percentage rents	4,137	(210)	3,927	1,705	5,632
Tenant recoveries	90,033	(6,011)	84,022	26,296	110,318
Management Companies' revenues	10,742	—	10,742	—	10,742
Other income	11,006	(709)	10,297	4,917	15,214

Total revenues	266,556	(16,320)	250,236	84,492	334,728

Expenses:
Shopping center and operating expenses	86,184	(5,658)	80,526	29,377	109,903
Management Companies' operating expenses	23,036	—	23,036	—	23,036
REIT general and administrative expenses	5,955	—	5,955	—	5,955
Depreciation and amortization	91,346	(5,277)	86,069	22,323	108,392
Interest expense	52,656	(2,992)	49,664	16,045	65,709
Loss (gain) on early extinguishment of debt, net	6	—	6	(352)	(346)

Total expenses	259,183	(13,927)	245,256	67,393	312,649
Equity in income of unconsolidated joint ventures	35,161	—	35,161	(35,161)	—
Co-venture expense	(2,053)	2,053	—	—	—
Income tax benefit	543	—	543	—	543
Gain on remeasurement, sale or write down of assets, net	1,763	—	1,763	18,062	19,825

Income from continuing operations	42,787	(340)	42,447	—	42,447

Discontinued operations:
Loss on sale or write down of assets, net	(1,281)	—	(1,281)	—	(1,281)
Loss from discontinued operations	(681)	—	(681)	—	(681)

Total loss from discontinued operations	(1,962)	—	(1,962)	—	(1,962)

Net income	40,825	(340)	40,485	—	40,485
Less net income attributable to noncontrolling interests	2,702	(340)	2,362	—	2,362

Net income attributable to the Company	$38,123	$—	$38,123	$—	$38,123

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$38,123	$—	$38,123
Equity in income of unconsolidated joint ventures			(35,161)	35,161	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			2,362	—	2,362
Loss (gain) on remeasurement, sale or write down of assets, net			919	(18,062)	(17,143)
Loss on sale of undepreciated assets, net			—	(51)	(51)
Depreciation and amortization of all property			86,945	22,323	109,268
Depreciation on personal property			(2,766)	(220)	(2,986)

Total FFO—Basic and diluted			$90,422	$39,151	$129,573

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Nine Months Ended September 30, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$438,625	$(25,769)	$412,856	$160,443	$573,299
Percentage rents	10,953	(518)	10,435	4,940	15,375
Tenant recoveries	256,366	(15,482)	240,884	79,523	320,407
Management Companies' revenues	31,193	—	31,193	—	31,193
Other income	35,770	(1,838)	33,932	16,647	50,579

Total revenues	772,907	(43,607)	729,300	261,553	990,853

Expenses:
Shopping center and operating expenses	248,933	(14,175)	234,758	89,141	323,899
Management Companies' operating expenses	69,003	—	69,003	—	69,003
REIT general and administrative expenses	18,672	—	18,672	—	18,672
Depreciation and amortization	272,696	(14,414)	258,282	66,470	324,752
Interest expense	158,719	(8,596)	150,123	51,894	202,017
Gain on early extinguishment of debt, net	(1,938)	—	(1,938)	(352)	(2,290)

Total expenses	766,085	(37,185)	728,900	207,153	936,053
Equity in income of unconsolidated joint ventures	145,477	—	145,477	(145,477)	—
Co-venture expense	(6,232)	6,232	—	—	—
Income tax benefit	2,263	—	2,263	—	2,263
Gain on remeasurement, sale or write down of assets, net	5,793	(3,163)	2,630	91,077	93,707

Income from continuing operations	154,123	(3,353)	150,770	—	150,770

Discontinued operations:
Gain on sale or write down of assets, net	140,631	—	140,631	—	140,631
Income from discontinued operations	3,416	—	3,416	—	3,416

Total income from discontinued operations	144,047	—	144,047	—	144,047

Net income	298,170	(3,353)	294,817	—	294,817
Less net income attributable to noncontrolling interests	22,958	(3,353)	19,605	—	19,605

Net income attributable to the Company	$275,212	$—	$275,212	$—	$275,212

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$275,212	$—	$275,212
Equity in income of unconsolidated joint ventures			(145,477)	145,477	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			19,605	—	19,605
Gain on remeasurement, sale or write down of assets			(141,860)	(91,077)	(232,937)
Gain on sale of undepreciated assets, net			2,238	433	2,671
Depreciation and amortization of all property			264,950	66,470	331,420
Depreciation on personal property			(8,310)	(710)	(9,020)

Total FFO—Basic and diluted			$266,358	$120,593	$386,951

 The Macerich Company

Notes to Unaudited Pro Rata Statement of Operations

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO, as presented, may not be comparable to similarly titled measures reported by other real estate investment trusts.

  Management compensates for the limitations of FFO by providing investors with financial statements prepared according to GAAP, along with a detailed discussion of FFO and a reconciliation of FFO and FFO-diluted to net income attributable to the Company. Management believes that to further understand the Company's performance, FFO should be compared with the Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

 THE MACERICH COMPANY

UNAUDITED PRO RATA BALANCE SHEET

(All Dollars in thousands)

	As of September 30, 2013
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net(3)	$7,733,929	$(525,791)	$7,208,138	$2,213,128	$9,421,266
Cash and cash equivalents	62,108	(11,711)	50,397	52,170	102,567
Restricted cash	26,704	(2,083)	24,621	10,951	35,572
Tenant and other receivables, net	94,719	(29,637)	65,082	33,086	98,168
Deferred charges and other assets, net	546,582	(16,335)	530,247	64,004	594,251
Loans to unconsolidated joint ventures	2,736	—	2,736	—	2,736
Due from affiliates	32,299	1,644	33,943	(3,021)	30,922
Investments in unconsolidated joint ventures	706,450	—	706,450	(706,450)	—

Total assets	$9,205,527	$(583,913)	$8,621,614	$1,663,868	$10,285,482

LIABILITIES AND EQUITY:
Mortgage notes payable	$4,480,615	$(316,697)	$4,163,918	$1,826,209	$5,990,127
Bank and other notes payable	282,937	(6,469)	276,468	—	276,468
Accounts payable and accrued expenses	85,394	(6,651)	78,743	28,729	107,472
Other accrued liabilities	360,408	(37,404)	323,004	66,382	389,386
Distributions in excess of investment in unconsolidated joint ventures	257,452	—	257,452	(257,452)	—
Co-venture obligation	83,951	(83,951)	—	—	—

Total liabilities	5,550,757	(451,172)	5,099,585	1,663,868	6,763,453

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,407	—	1,407	—	1,407
Additional paid-in capital	3,901,676	—	3,901,676	—	3,901,676
Accumulated deficit	(606,464)	—	(606,464)	—	(606,464)

Total stockholders' equity	3,296,619	—	3,296,619	—	3,296,619
Noncontrolling interests	358,151	(132,741)	225,410	—	225,410

Total equity	3,654,770	(132,741)	3,522,029	—	3,522,029

Total liabilities and equity	$9,205,527	$(583,913)	$8,621,614	$1,663,868	$10,285,482

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
Includes construction in progress of $218,705 from the Company's consolidated share and $167,440 from its pro rata share of unconsolidated joint ventures.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of September 30,
	2013	2012
	dollars in millions
Straight line rent receivable	$69.8	$66.4

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2013	2012	2013	2012
	dollars in millions
Lease termination fees	$2.3	$1.5	$4.4	$5.6
Straight line rental income	$2.5	$2.1	$5.9	$5.3
Gain on sales of undepreciated assets	$—	$—	$2.7	$—
Amortization of acquired above- and below-market leases	$2.1	$1.2	$6.4	$6.8
Amortization of debt (discounts)/premiums	$1.1	$0.4	$5.7	$(0.3)
Interest capitalized	$5.0	$3.7	$14.6	$11.2

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Nine Months Ended 9/30/13	For the Nine Months Ended 9/30/12	Year Ended 12/31/12	Year Ended 12/31/11
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$545.1	$86.4	$1,313.1	$314.6
Development, redevelopment, expansions and renovations of Centers	140.3	101.6	158.5	88.8
Tenant allowances	17.9	12.6	18.1	19.4
Deferred leasing charges	18.8	17.6	23.5	29.3

Total	$722.1	$218.2	$1,513.2	$452.1

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$3.5	$3.1	$5.1	$143.4
Development, redevelopment, expansions and renovations of Centers	75.2	54.3	79.6	37.7
Tenant allowances	7.0	4.8	6.4	8.4
Deferred leasing charges	2.9	3.4	4.2	4.9

Total	$88.6	$65.6	$95.3	$194.4

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
09/30/2013(b)	$482	$688	$549
09/30/2012	$444	$616	$511
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489
12/31/2010	$392	$468	$433
12/31/2009	$368	$440	$407

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

(b)
The 2013 Disposition Centers are excluded at September 30, 2013.

Sales Per Square Foot

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

								Cost of Occupancy for the Trailing 12 Months Ended 09/30/2013 (b)		Outstanding Debt @ Pro Rata ($ in thousands) 09/30/2013 (d)
		Sales Per Square Foot
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		09/30/2013 (a)	12/31/2012 (a)	09/30/2012 (a)
Count	Properties				09/30/2013	12/31/2012	09/30/2012

	Group 1: Top 10
1	Queens Center	$1,040	$1,004	$981	94.9%	97.3%	97.2%			$306,000
2	Washington Square	$1,053	$909	$832	92.5%	93.3%	91.0%			$119,321
3	Biltmore Fashion Park	$916	$903	$921	89.8%	87.6%	81.5%			$29,054
4	Corte Madera, Village at	$884	$882	$920	98.3%	98.3%	98.3%			$38,413
5	Tysons Corner Center	$829	$820	$814	98.0%	97.5%	97.6%			$425,000
6	North Bridge, The Shops at	$915	$805	$784	91.5%	90.1%	85.0%			$97,948
7	Santa Monica Place	$716	$723	$730	91.2%	94.3%	91.3%			$236,701
8	Los Cerritos Center	$671	$682	$689	95.3%	97.2%	98.1%			$98,462
9	Kings Plaza Shopping Center(e)	$683	$680	n/a	95.9%	95.5%	n/a			$492,954
10	Tucson La Encantada	$689	$673	$668	92.1%	90.3%	90.8%			$73,204

	Total Top 10:	$844	$813	$814	94.8%	95.0%	93.7%	13.5%	24.8%	$1,917,057

	Group 2: Top 11-20
11	Fashion Outlets of Chicago(f)	n/a	n/a	n/a	n/a	n/a	n/a			$48,883
12	Broadway Plaza	$695	$657	$660	92.8%	97.6%	99.0%			$69,786
13	Kierland Commons	$635	$641	$659	97.1%	95.1%	95.9%			$67,500
14	Arrowhead Towne Center	$646	$635	$640	95.8%	98.1%	97.6%			$237,832
15	Fresno Fashion Fair	$617	$630	$622	96.5%	97.0%	96.5%			$159,402
16	Freehold Raceway Mall	$614	$623	$634	98.3%	95.1%	94.1%			$116,683
17	Danbury Fair Mall	$636	$623	$640	95.8%	96.9%	96.2%			$235,619
18	Scottsdale Fashion Square	$664	$603	$600	92.5%	95.1%	94.1%			$260,302
19	Twenty Ninth Street	$615	$588	$602	95.0%	95.8%	94.3%			$107,000
20	Vintage Faire Mall	$593	$578	$572	99.3%	99.1%	99.2%			$99,431

	Total Top 11-20:	$632	$616	$621	96.0%	96.3%	95.7%	12.8%	24.0%	$1,402,438

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

								Cost of Occupancy for the Trailing 12 Months Ended 09/30/2013 (b)		Outstanding Debt @ Pro Rata ($ in thousands) 09/30/2013 (d)
		Sales Per Square Foot
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		09/30/2013 (a)	12/31/2012 (a)	09/30/2012 (a)
Count	Properties				09/30/2013	12/31/2012	09/30/2012
	Group 3: Top 21-30
21	Fashion Outlets of Niagara Falls USA	$560	$571	$565	94.6%	94.5%	95.3%			$124,682
22	Chandler Fashion Center	$561	$564	$567	96.4%	96.7%	95.7%			$100,200
23	FlatIron Crossing	$529	$548	$531	95.6%	89.4%	85.0%			$—
24	Green Acres Mall(g)	$540	$535	n/a	92.6%	n/a	n/a			$321,407
25	West Acres	$530	$535	$530	99.5%	97.1%	97.1%			$11,425
26	Oaks, The	$506	$505	$504	97.5%	94.4%	94.4%			$215,224
27	Stonewood Center	$519	$500	$495	95.2%	99.4%	99.6%			$54,503
28	Deptford Mall	$505	$497	$487	97.3%	99.3%	99.6%			$217,172
29	Valley River Center	$488	$496	$495	97.4%	95.6%	95.5%			$120,000
30	SanTan Village Regional Center	$493	$477	$474	96.6%	96.4%	92.3%			$116,573

	Total Top 21-30:	$526	$525	$520	95.8%	95.2%	93.8%	13.0%	21.2%	$1,281,186

	Group 4: Top 31-40
31	South Plains Mall	$471	$469	$457	86.5%	90.2%	88.2%			$100,221
32	Victor Valley, Mall of	$496	$460	$459	95.4%	93.7%	93.0%			$90,000
33	Pacific View	$411	$419	$415	98.2%	96.9%	96.6%			$136,478
34	Lakewood Center	$423	$412	$409	96.7%	93.7%	93.6%			$127,500
35	Eastland Mall	$405	$401	$410	95.4%	99.5%	99.7%			$168,000
36	Inland Center	$412	$399	$395	97.8%	94.3%	93.5%			$25,000
37	La Cumbre Plaza	$397	$391	$387	86.4%	79.7%	79.7%			$—
38	Northgate Mall	$397	$387	$403	97.9%	95.9%	95.3%			$64,000
39	South Towne Center	$364	$374	$375	87.8%	88.7%	87.7%			$—
40	Westside Pavilion	$351	$362	$376	94.5%	95.8%	97.2%			$152,797

	Total Top 31-40:	$412	$408	$408	93.9%	93.5%	93.2%	14.7%	15.0%	$863,996

	Total Top 40:	$606	$593	$589	95.2%	95.1%	94.1%	13.3%	85.0%	$5,464,677

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

								Cost of Occupancy for the Trailing 12 Months Ended 09/30/2013 (b)		Outstanding Debt @ Pro Rata ($ in thousands) 09/30/2013 (d)
		Sales Per Square Foot
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		09/30/2013 (a)	12/31/2012 (a)	09/30/2012 (a)
Count	Properties				09/30/2013	12/31/2012	09/30/2012

	Group 5: 41-57
41	Chesterfield Towne Center	$359	$361	$359	89.4%	91.9%	90.9%			$110,000
42	Superstition Springs Center(h)	$346	$334	$331	96.9%	92.3%	90.4%			$45,000
43	Capitola Mall	$326	$327	$325	85.4%	84.8%	81.6%			$—
44	Towne Mall	$331	$320	$327	86.4%	88.4%	87.9%			$23,092
45	Wilton Mall	$300	$313	$317	91.2%	95.7%	95.6%			$—
46	Salisbury, Centre at	$321	$311	$313	94.3%	96.3%	96.8%			$115,000
47	NorthPark Mall	$308	$310	$308	89.4%	89.0%	91.8%			$—
48	Cascade Mall	$303	$299	$298	91.5%	92.8%	90.0%			$—
49	Flagstaff Mall	$309	$296	$293	78.2%	89.7%	91.4%			$37,000
50	Somersville Towne Center	$274	$287	$285	73.2%	84.7%	86.1%			$—
51	Valley Mall	$283	$266	$264	93.5%	94.0%	94.5%			$42,345
52	Desert Sky Mall	$268	$263	$278	91.9%	96.2%	93.0%			$—
53	Great Northern Mall	$253	$263	$263	95.5%	93.3%	93.5%			$35,719
54	SouthPark Mall	$239	$248	$246	77.0%	86.9%	83.2%			$—
55	Lake Square Mall	$254	$232	$227	78.6%	86.4%	83.1%			$—
56	Rotterdam Square	$234	$232	$235	79.8%	86.1%	84.1%			$—
57	Paradise Valley Mall(i)	n/a	$287	$298	n/a	88.2%	85.8%			$—

	Total 41-57:	$300	$297	$298	88.4%	91.0%	90.0%	12.2%	12.0%	$408,156

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

								Cost of Occupancy for the Trailing 12 Months Ended 09/30/2013 (b)		Outstanding Debt @ Pro Rata ($ in thousands) 09/30/2013 (d)
		Sales Per Square Foot
					Occupancy				% of Portfolio 2013 Forecast Pro Rata NOI (c)
		09/30/2013 (a)	12/31/2012 (a)	09/30/2012 (a)
Count	Properties				09/30/2013	12/31/2012	09/30/2012

	Community / Power Centers
58	Atlas Park, The Shops at(j)	$337	n/a	n/a	62.8%	n/a	n/a			$—
59	Boulevard Shops	$424	$429	$410	100.0%	99.2%	97.8%			$10,174
60	Camelback Colonnade	$377	$351	$320	97.3%	97.7%	98.5%			$33,356
61	Estrella Falls, The Market at(k)	n/a	n/a	n/a	95.5%	95.5%	96.0%			$13,310
62	Panorama Mall	$380	$349	$328	98.3%	92.8%	91.5%			$—
63	Promenade at Casa Grande	$214	$193	$199	91.6%	95.9%	96.3%			$32,942
64	Southridge Center(j)	$115	n/a	n/a	84.2%	n/a	n/a			$—
65	Superstition Springs Power Center(h)	$236	n/a	n/a	100.0%	n/a	n/a			$—
66	The Marketplace at Flagstaff Mall(k)	n/a	n/a	n/a	100.0%	100.0%	100.0%			$—

	Total Community / Power Centers:	$326	$320	$308	90.1%	96.8%	97.0%		2.6%	$89,782

	Other Non-mall Assets								0.4%	$1,658

	TOTAL ALL PROPERTIES								100.0%	$5,964,273

 The Macerich Company

Sales Per Square Foot by Property Ranking (Unaudited)

		Sales Per Square Foot
				Occupancy		% of Portfolio 2012 Pro Rata NOI (l)
		12/31/2012 (a)	09/30/2012 (a)
Count	Properties			12/31/2012	09/30/2012

	2013 Disposition Centers
1	Fiesta Mall	$235	$235	86.1%	87.0%
2	Green Tree Mall	$400	$399	91.2%	85.6%
3	Kitsap Mall	$383	$383	92.4%	91.2%
4	Northridge Mall	$342	$352	97.2%	94.3%
5	Redmond Town Center	$361	$355	89.2%	89.5%
6	Redmond Town Center Office	n/a	n/a	99.1%	100.0%
7	Ridgmar Mall	$332	$326	84.6%	84.2%
8	Rimrock Mall	$424	$417	92.0%	91.5%

8	TOTAL 2013 Disposition Centers	$352	$351	91.7%	90.9%	6.3%

 The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes
(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of December 31, 2012.
(b)	Cost of Occupancy represents "Tenant Occupancy Costs" divided by "Tenant Sales". Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(c)	The percentage of portfolio 2013 Forecast Pro Rata Net Operating Income ("NOI") is based on guidance previously published adjusted to exclude the 2013 Disposition Centers, and to annualize the NOI of Fashion Outlets of Chicago. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses, net Management Company expenses and the effect of any future 2013 acquisitions or dispositions. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.
(d)	Please see further disclosures for Outstanding Debt at pro rata on pages 29-31.
(e)	The Company acquired Kings Plaza Shopping Center in November 2012.
(f)	Fashion Outlets of Chicago opened August 1, 2013 and is included in "Group 2: Top 11 - 20" above based on our expectations for Sales per square foot at this property. Annualized 2013 Forecast Pro Rata NOI for Fashion Outlets of Chicago is included in Group 2. See the Company's forward-looking statements disclosure on page 1 for factors that may affect this information.
(g)	The Company acquired Green Acres Mall in January 2013.
(h)	Superstition Springs Power Center was combined with Superstition Springs Center in prior periods, but is shown separately as a "Community / Power Center" at September 30, 2013.
(i)	Tenant spaces have been intentionally held off the market and remain vacant because of redevelopment plans. As a result, the Company believes the Sales per square foot and Occupancy for the current period are not meaningful data.
(j)	These properties were previously under redevelopment with tenant spaces intentionally held off the market and vacant because of redevelopment plans. As a result, the Company believes the Sales per square foot and Occupancy for the prior periods were not meaningful data.
(k)	These properties have no tenants 10,000 square feet and under. Therefore, Sales per square foot is not applicable.
(l)	The percentage of portfolio 2012 NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and net Management Company expenses.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
09/30/2013(b)	93.0%	95.4%	93.7%
09/30/2012	92.6%	93.1%	92.8%
12/31/2012	93.4%	94.5%	93.8%
12/31/2011	92.8%	92.4%	92.7%

(a)
Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
The 2013 Disposition Centers are excluded at September 30, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
09/30/2013(e)	$43.53	$44.10	$39.73
09/30/2012	$39.43	$43.79	$37.08
12/31/2012	$40.98	$44.01	$38.00
12/31/2011	$38.80	$38.35	$35.84
Unconsolidated Joint Venture Centers
09/30/2013(e)	$60.07	$59.14	$47.93
09/30/2012	$54.43	$56.60	$47.42
12/31/2012	$55.64	$55.72	$48.74
12/31/2011	$53.72	$50.00	$38.98

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

(e)
The 2013 Disposition Centers are excluded at September 30, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

		For Years Ended December 31,
	For the trailing twelve months ended September 30, 2013(a)
		2012	2011
Consolidated Centers
Minimum rents	8.2%	8.1%	8.2%
Percentage rents	0.4%	0.4%	0.5%
Expense recoveries(b)	4.4%	4.2%	4.1%

Total	13.0%	12.7%	12.8%

		For Years Ended December 31,
	For the trailing twelve months ended September 30, 2013(a)
		2012	2011
Unconsolidated Joint Venture Centers
Minimum rents	8.9%	8.9%	9.1%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.0%	3.9%	3.9%

Total	13.3%	13.2%	13.4%

(a)
The 2013 Disposition Centers are excluded for the trailing twelve months ended September 30, 2013.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio Forecast 2013 Pro Rata NOI(a)
California	27.4%
Arizona	17.9%
New York	15.5%
New Jersey & Connecticut	9.0%
Illinois, Indiana & Iowa	7.6%
Virginia	7.1%
Colorado	5.2%
Oregon	3.6%
Other(b)	6.7%

Total	100.0%

(a)
The percentage of portfolio 2013 Forecast Pro Rata NOI is based on guidance previously published adjusted to exclude the 2013 Disposition Centers, and to annualize the NOI of Fashion Outlets of Chicago. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. NOI also does not reflect REIT expenses, net Management Company expenses and the effect of any future 2013 acquisitions or dispositions. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.

(b)
"Other" includes Florida, Kentucky, Maryland, New Mexico, North Dakota, Texas, Utah and Washington.

The Macerich Company

Property Listing

September 30, 2013

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
CONSOLIDATED CENTERS:
100%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2004	1,196,000
100%	Capitola Mall(c) Capitola, California	1977/1995	1988	586,000
50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,321,000
100%	Chesterfield Towne Center Richmond, Virginia	1975/1994	2000	1,016,000
100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,286,000
100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,039,000
100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	890,000
100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,041,000
100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2009	525,000
100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
100%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,435,000
50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,675,000
100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	963,000
100%	Great Northern Mall Clay, New York	1988/2005	—	895,000
100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2007	1,792,000
100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,199,000
100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	494,000
100%	Lake Square Mall Leesburg, Florida	1980/1998	1995	559,000
100%	Northgate Mall San Rafael, California	1964/1986	2010	720,000
100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,140,000
100%	Pacific View Ventura, California	1965/1996	2001	1,020,000
100%	Rotterdam Square Schenectady, New York	1980/2005	1990	585,000

The Macerich Company

Property Listing

September 30, 2013

Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
100%	Salisbury, Centre at Salisbury, Maryland	1990/1995	2005	862,000
100%	Santa Monica Place Santa Monica, California	1980/1999	2010	474,000
84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	999,000
100%	Somersville Towne Center Antioch, California	1966/1986	2004	348,000
100%	SouthPark Mall Moline, Illinois	1974/1998	1990	1,010,000
100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,131,000
100%	South Towne Center Sandy, Utah	1987/1997	1997	1,278,000
100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000
100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	243,000
100%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	856,000
100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	504,000
100%	Valley River Center Eugene, Oregon	1969/2006	2007	912,000
100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	579,000
100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,126,000
100%	Westside Pavilion Los Angeles, California	1985/1998	2007	755,000
100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	735,000

	Total Consolidated Centers			34,936,000

UNCONSOLIDATED JOINT VENTURE CENTERS (VARIOUS PARTNERS):(d)
50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	528,000
50%	Broadway Plaza(c) Walnut Creek, California	1951/1985	1994	777,000
51%	Cascade Mall Burlington, Washington	1989/1999	1998	592,000
50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	440,000
50%	Inland Center(c) San Bernardino, California	1966/2004	2004	933,000
50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	434,000
51%	Lakewood Center Lakewood, California	1953/1975	2008	2,066,000
51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,310,000

The Macerich Company

Property Listing

September 30, 2013

Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	678,000
51%	Queens Center(c) Queens, New York	1973/1995	2004	968,000
50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,727,000
51%	Stonewood Center(c) Downey, California	1953/1997	1991	927,000
66.7%	Superstition Springs Center(c) Mesa, Arizona	1990/2002	2002	999,000
50%	Tysons Corner Center(c) McLean, Virginia	1968/2005	2005	1,958,000
51%	Washington Square Portland, Oregon	1974/1999	2005	1,440,000
19%	West Acres Fargo, North Dakota	1972/1986	2001	970,000

	Total Unconsolidated Joint Venture Centers (Various Partners)			16,747,000

	Total Regional Shopping Centers			51,683,000

COMMUNITY / POWER CENTERS:
50%	Atlas Park, The Shops at(e) Queens, New York	2006/2011	2013	308,000
50%	Boulevard Shops(e) Chandler, Arizona	2001/2002	2004	185,000
67.5%	Camelback Colonnade(f) Phoenix, Arizona	1961/2002	1994	619,000
39.7%	Estrella Falls, The Market at(e) Goodyear, Arizona	2009/—	2009	238,000
100%	Panorama Mall(f) Panorama, California	1955/1979	2005	312,000
51.3%	Promenade at Casa Grande(f) Casa Grande, Arizona	2007/—	2009	909,000
100%	Southridge Center(f) Des Moines, Iowa	1975/1998	2013	811,000
100%	Superstition Springs Power Center(f) Mesa, Arizona	1990/2002	—	206,000
100%	The Marketplace at Flagstaff Mall(c)(f) Flagstaff, Arizona	2007/—	—	267,000

	Total Community / Power Centers			3,855,000

	Total before Centers under Redevelopment and Other Assets			55,538,000

The Macerich Company

Property Listing

September 30, 2013

Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
CENTERS UNDER REDEVELOPMENT:
60%	Fashion Outlets of Chicago(c)(f) Rosemont, Illinois	2013/2013	—	526,000
100%	Paradise Valley Mall(f) Phoenix, Arizona	1979/2002	2009	1,145,000

	Total Centers under Redevelopment			1,671,000

OTHER ASSETS:
100%	Various(f)(g)			1,117,000
100%	500 North Michigan Avenue(f) Chicago, Illinois			327,000
50%	Atlas Park, The Shops at-Office(e) Queens, New York			68,000
100%	Paradise Village Ground Leases(f) Phoenix, Arizona			58,000
100%	Paradise Village Office Park II(f) Phoenix, Arizona			46,000
50%	Scottsdale Fashion Square-Office(e) Scottsdale, Arizona			123,000
50%	Tysons Corner Center-Office(c)(e) McLean, Virginia			173,000
30%	Wilshire Boulevard(e) Santa Monica, California			40,000

	Total Other Assets			1,952,000

	Grand Total at September 30, 2013			59,161,000

The Macerich Company

Property Listing

September 30, 2013

(a)
The Company's ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on pages 27-28 regarding the legal versus economic ownership of joint venture entities.

(b)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of September 30, 2013.

(c)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 51 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(d)
The Company sold its 50% ownership in Ridgmar Mall on October 8, 2013 and it is excluded from this table.

(e)
Included in Unconsolidated Joint Venture Centers.

(f)
Included in Consolidated Centers.

(g)
The Company owns a portfolio of 16 stores located at shopping centers not owned by the Company. Of these 16 stores, four have been leased to Forever 21, one has been leased to Kohl's, one has been leased to Burlington Coat Factory, one has been leased to Cabela's, and nine have been leased for non-Anchor usage. With respect to eleven of the 16 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining five stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 Joint Venture List

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of September 30, 2013.

Properties	09/30/2013 Legal Ownership(a)	09/30/2013 Economic Ownership(b)	Joint Venture	09/30/2013 Total GLA(c)
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	308,000
Atlas Park, The Shops at-Office	50%	50%	WMAP, L.L.C	68,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	528,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	777,000
Camelback Colonnade(d)	67.5%	67.5%	Camelback Colonnade Associates LLC	619,000
Cascade Mall	51%	51%	Pacific Premier Retail LP	592,000
Chandler Fashion Center(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,321,000
Corte Madera, Village at	50.1%	50.1%	Corte Madera Village, LLC	440,000
Estrella Falls, The Market at(f)	39.7%	39.7%	The Market at Estrella Falls LLC	238,000
Fashion Outlets of Chicago(g)	60%	60%	Fashion Outlets of Chicago LLC	526,000
Freehold Raceway Mall(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,675,000
Inland Center	50%	50%	WM Inland LP	933,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	434,000
Lakewood Center	51%	51%	Pacific Premier Retail LP	2,066,000
Los Cerritos Center	51%	51%	Pacific Premier Retail LP	1,310,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	678,000
Promenade at Casa Grande(f)	51.3%	51.3%	WP Casa Grande Retail LLC	909,000
Queens Center	51%	51%	Queens JV LP	968,000
Ridgmar Mall(h)	50%	50%	WM Ridgmar, L.P.	1,273,000
Santan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	999,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,727,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Stonewood Center	51%	51%	Pacific Premier Retail LP	927,000
Superstition Springs Center(i)	66.7%	66.7%	East Mesa Mall, L.L.C.	999,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,958,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	173,000
Washington Square	51%	51%	Pacific Premier Retail LP	1,440,000
West Acres	19%	19%	West Acres Development, LLP	970,000
Wilshire Boulevard	30%	30%	Wilshire Building—Tenants in Common	40,000

(a)
This column reflects the Company's legal ownership in the listed properties as of September 30, 2013.
Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(b)
Economic ownership represents the allocation of cash flow to the Company as of September 30, 2013, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(c)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of September 30, 2013.

(d)
Cash flow from operations is distributed 67.5% to the Company and 32.5% to the third-party members. Distributions from capital event proceeds are also made at these percentages such that the members receive a defined return of and return on agreed capital. Thereafter any excess capital event proceeds are distributed 52.5% to the Company and 47.5% to the third-party members.

(e)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; and, thereafter, 35% to the third-party partner and 65% to the Company.

(f)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(g)
After the third anniversary of substantial completion of the development, the Company in its sole discretion may elect to purchase the interest of the other member based on a net operating income formula using a 6.5% capitalization rate, less any unpaid debt on the property. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(h)
This property was sold on October 8, 2013.

(i)
On October 24, 2013, the Company acquired the remaining 33.3% ownership interest in the property.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of September 30, 2013
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$3,827,561	$612,825	$4,440,386
Unconsolidated debt	1,639,372	186,837	1,826,209

Total debt	$5,466,933	$799,662	$6,266,595
Weighted average interest rate	4.44%	2.72%	4.22%
Weighted average maturity (years)			6.0

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of September 30, 2013
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Great Northern Mall	12/01/13	5.19%	$35,719	$—	$35,719
South Plains Mall	04/11/15	6.58%	100,221	—	100,221
Fresno Fashion Fair	08/01/15	6.76%	159,402	—	159,402
Camelback Colonnade(b)	10/12/15	2.16%	33,356	—	33,356
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Vintage Faire Mall	11/05/15	5.81%	99,431	—	99,431
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Prasada(c)	03/29/16	5.25%	6,469	—	6,469
Salisbury, Centre at	05/01/16	5.83%	115,000	—	115,000
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	42,345	—	42,345
Deptford Mall	06/01/16	6.46%	14,616	—	14,616
Freehold Raceway Mall(d)	01/01/18	4.20%	116,683	—	116,683
Santa Monica Place	01/03/18	2.99%	236,701	—	236,701
Arrowhead Towne Center	10/05/18	2.76%	237,832	—	237,832
SanTan Village Regional Center(e)	06/01/19	3.14%	116,573	—	116,573
Chandler Fashion Center(d)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza Shopping Center	12/03/19	3.67%	492,954	—	492,954
Danbury Fair Mall	10/01/20	5.53%	235,619	—	235,619
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	124,682	—	124,682
Green Acres Mall	02/03/21	3.61%	321,407	—	321,407
Tucson La Encantada	03/01/22	4.23%	73,204	—	73,204
Pacific View	04/01/22	4.08%	136,478	—	136,478
Oaks, The	06/05/22	4.14%	215,224	—	215,224
Chesterfield Towne Center	10/01/22	4.80%	110,000	—	110,000
Westside Pavilion	10/01/22	4.49%	152,797	—	152,797
Towne Mall	11/01/22	4.48%	23,092	—	23,092
Deptford Mall	04/03/23	3.76%	202,556	—	202,556

Total Fixed Rate Debt for Consolidated Assets		4.38%	$3,827,561	$—	$3,827,561

Promenade at Casa Grande(f)	12/30/13	5.21%	$—	$32,942	$32,942
Victor Valley, Mall of	11/06/14	2.74%	—	90,000	90,000
Twenty Ninth Street	01/18/16	3.02%	—	107,000	107,000
Northgate Mall	03/01/17	3.06%	—	64,000	64,000
Fashion Outlets of Chicago(g)(h)	03/05/17	2.98%	—	48,883	48,883
The Macerich Partnership, L.P.—Line of Credit	08/06/18	1.86%	—	145,000	145,000
The Macerich Partnership, L.P.—Term Loan	12/08/18	2.53%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		2.72%	$—	$612,825	$612,825

Total Debt for Consolidated Assets		4.15%	$3,827,561	$612,825	$4,440,386

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of September 30, 2013
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Biltmore Fashion Park (50%)	10/01/14	8.25%	$29,054	$—	$29,054
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	69,786	—	69,786
Washington Square (51%)	01/01/16	6.04%	119,321	—	119,321
North Bridge, The Shops at (50%)	06/15/16	7.52%	97,948	—	97,948
West Acres (19%)	10/01/16	6.41%	11,425	—	11,425
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	38,413	—	38,413
Stonewood Center (51%)	11/01/17	4.67%	54,503	—	54,503
Los Cerritos Center (51%)	07/01/18	4.50%	98,462	—	98,462
Scottsdale Fashion Square (50%)	04/03/23	3.02%	260,302	—	260,302
Tysons Corner Center (50%)	01/01/24	4.13%	425,000	—	425,000
Queens Center (51%)	01/01/25	3.65%	306,000	—	306,000
Wilshire Boulevard (30%)	01/01/33	6.35%	1,658	—	1,658

Total Fixed Rate Debt for Unconsolidated Assets		4.60%	$1,639,372	$—	$1,639,372

Estrella Falls, The Market at (39.7%)	06/01/15	3.14%	$—	$13,310	$13,310
Inland Center (50%)	04/01/16	3.43%	—	25,000	25,000
Superstition Springs Center (66.7%)(i)	10/28/16	2.79%	—	45,000	45,000
Ridgmar Mall (50%)(h)(j)	04/11/17	2.94%	—	25,853	25,853
Kierland Commons (50%)(h)	01/02/18	2.27%	—	67,500	67,500
Boulevard Shops (50%)(h)	12/16/18	2.07%	—	10,174	10,174

Total Floating Rate Debt for Unconsolidated Assets		2.69%	$—	$186,837	$186,837

Total Debt for Unconsolidated Assets		4.40%	$1,639,372	$186,837	$1,826,209

Total Debt		4.22%	$5,466,933	$799,662	$6,266,595

Percentage to Total			87.24%	12.76%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 67.5%.

(c)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.0%.

(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(e)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(f)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(g)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 60.0%.

(h)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

(i)
On October 24, 2013, the Company acquired the remaining 33.3% ownership interest in the property and assumed the remaining 33.3% of the underlying debt.

(j)
This property was sold and the loan was paid off in full on October 8, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Development Pipeline Forecast

(Dollars in millions)

as of September 30, 2013

In-Process Developments and Redevelopments:

Property	Project Type	Project Size (SF)(a)	Return(a)(b)	Total Project Cost at 100% (a)(c)	Ownership %	Total Project Cost Pro Rata (a)(c)	Pro Rata Capitalized Costs at 9/30/2013(a)(c)	Estimated Completion Date(a)

Fashion Outlets of Niagara Falls USA Niagara Falls, NY	Expansion of existing Outlet Center	175,000	9%	$75.0	100%	$75.0	$14.6	2014 - 2015
Tysons Corner Center McLean, VA	Redevelopment—Office, Residential & Hotel	1,386,000	8%	$523.1	50%	$261.6	$99.4	2014

Total				$598.1		$336.6	$114.0

Shadow Pipeline of Developments and Redevelopments(d):

Property	Project Type	Project Size (SF)(a)	Return(a)(b)	Total Project Cost at 100% (a)(c)	Ownership %	Total Project Cost Pro Rata (a)(c)	Pro Rata Capitalized Costs at 9/30/2013(a)(c)	Estimated Completion Date(a)

Broadway Plaza Walnut Creek, CA	Expansion—New Retail Space	300,000	8%	$250 - $260	50.0%	$125 - $130	$5.5	2015 - 2017
Estrella Falls Mall Goodyear, AZ	Ground Up—Regional Shopping Center Development	850,000	TBD	$220 - $230	86.6%	$191 - $199	$31.5	2016 - 2017
Green Acres Mall Valley Stream, NY	Big Box addition and anchor expansion / repositioning	TBD	TBD	$100 - $150	100%	$100 - $150	$22.8	2015 - 2016
Kings Plaza Shopping Center Brooklyn, NY	Major Remerchandising and redemising	TBD	TBD	$100 - $120	100%	$100 - $120	$1.2	2014 - 2016
Los Cerritos Center Cerritos, CA	Redevelopment	200,000	TBD	$30 - $40	51%	$15 - $20	$0.1	2015 - 2016
500 North Michigan Avenue (contiguous to The Shops at North Bridge) Chicago, IL	Redevelopment/Street Retail	25,000	10% - 12%	$30 - $45	100%	$30 - $45	$0.7	2015 - 2016
Paradise Valley Mall Phoenix, AZ	Redevelopment—including a Theater	TBD	TBD	TBD	100%	TBD	$0.3	2015 - 2017
Santa Monica Place Santa Monica, CA	Theater addition	48,000	8%	$25 - $30	100%	$25 - $30	$0.1	2015
Scottsdale Fashion Square Scottsdale, AZ	Redevelopment—including a theatre	135,000	8% - 9%	$30 - $35	50%	$15 - $18	$0.3	2014 - 2015

Total			8% - 12%	$785 - $910		$601 - $712	$62.5

(a)
Much of this information is estimated and may change from time to time. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.

(b)
Estimated Return is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs.

(c)
This excludes GAAP allocations of non-cash and indirect costs.

(d)
This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. Average returns are expected to be 8% to 12%. There is no certainty that the Company will develop any or all of these potential projects.

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2013, 2012 and 2011 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2011	$50.80	$45.69	$0.50
June 30, 2011	$54.65	$47.32	$0.50
September 30, 2011	$56.50	$41.96	$0.50
December 31, 2011	$51.30	$38.64	$0.55
March 31, 2012	$58.08	$49.67	$0.55
June 30, 2012	$62.83	$54.37	$0.55
September 30, 2012	$61.80	$56.02	$0.55
December 31, 2012	$60.03	54.32	$0.58
March 31, 2013	$64.47	$57.66	$0.58
June 30, 2013	$72.19	$56.68	$0.58
September 30, 2013	$66.12	$55.19	$0.58

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare Trust Company, N.A. P.O. Box 43078 Providence, Rhode Island 02940-3078 800-567-0169 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 310-899-6366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 310-899-6345 john.perry@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
The Macerich Company Notes to Unaudited Pro Rata Statement of Operations
THE MACERICH COMPANY UNAUDITED PRO RATA BALANCE SHEET (All Dollars in thousands)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
Sales Per Square Foot
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Sales Per Square Foot by Property Ranking (Unaudited)
The Macerich Company Notes to Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing September 30, 2013
Joint Venture List
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Development Pipeline Forecast (Dollars in millions) as of September 30, 2013
The Macerich Company Corporate Information